Exhibit 99.1

FedEx Corp. Reports Strong Second Quarter Results

MEMPHIS, Tenn., December 17, 2020 ... FedEx Corp. (NYSE: FDX) today reported the following consolidated results for the quarter ended November 30 (adjusted measures exclude the items listed below for the applicable fiscal year):

	Fiscal 2021		Fiscal 2020
	As Reported (GAAP)	Adjusted (non-GAAP)	As Reported (GAAP)	Adjusted (non-GAAP)
Revenue	$20.6 billion	$20.6 billion	$17.3 billion	$17.3 billion
Operating income	$1.47 billion	$1.51 billion	$554 million	$684 million
Operating margin	7.1%	7.4%	3.2%	3.9%
Net income	$1.23 billion	$1.30 billion	$560 million	$660 million
Diluted EPS	$4.55	$4.83	$2.13	$2.51

This year’s and last year’s quarterly consolidated results have been adjusted for:

Impact per diluted share	Fiscal 2021	Fiscal 2020
Mark-to-market TNT Express retirement plan accounting adjustment	$0.15	—
TNT Express integration expenses	0.13	0.19
Aircraft impairment charges	—	0.19

“My sincere appreciation goes out to our nearly 600,000 team members around the world who go above and beyond to keep the world moving during this ongoing pandemic and unprecedented peak season. Our strong revenue and earnings growth during the quarter is a reflection of their continued hard work and commitment to our customers,” said Frederick W. Smith, FedEx Corp. chairman and chief executive officer. “These results demonstrate the unparalleled strength of our global express network, the breadth of our e-commerce capabilities, and the dedication of our people.”

Operating results increased due to volume growth in FedEx International Priority and U.S. domestic residential package services and pricing initiatives across all transportation segments.  These factors were partially offset by costs to support strong demand and to expand services, variable compensation expense, and COVID-19–related costs, including expenses incurred to ensure the safety of FedEx team members and customers as well as the costs of network contingencies, including additional personnel to support operations through the pandemic.

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Net income includes a pretax noncash loss of $52 million ($41 million, net of tax, or $0.15 per diluted share) associated with amending a TNT Express European pension plan to harmonize retirement benefits.  Net income also includes a tax benefit of $191 million ($0.71 per diluted share) primarily related to favorable guidance issued by the Internal Revenue Service during the quarter.  Last year’s results included a tax benefit of $133 million ($0.51 per diluted share) from the recognition of certain foreign tax loss carryforwards.

Outlook

FedEx is not providing an earnings forecast for fiscal 2021.  The capital spending forecast for the year remains $5.1 billion.

“The benefits of the investments across our business over the past several years are reflected in our strong second quarter results,” said Michael C. Lenz, FedEx Corp. executive vice president and chief financial officer.  “While the overall environment remains uncertain, we expect earnings growth in the second half of fiscal 2021 driven by the anticipated heightened demand for our services as we continue to execute on our strategic priorities.”

Corporate Overview

FedEx Corp. (NYSE: FDX) provides customers and businesses worldwide with a broad portfolio of transportation, e-commerce and business services.  With annual revenue of $75 billion, the company offers integrated business solutions through operating companies competing collectively, operating collaboratively and innovating digitally under the respected FedEx brand.  Consistently ranked among the world's most admired and trusted employers, FedEx inspires its nearly 600,000 team members to remain focused on safety, the highest ethical and professional standards and the needs of their customers and communities.  To learn more about how FedEx connects people and possibilities around the world, please visit about.fedex.com.

Additional information and operating data are contained in the company’s annual report, Form 10-K, Form 10-Qs, Form 8-Ks and Statistical Books.  These materials, as well as a webcast of the earnings release conference call to be held at 5:30 p.m. EST on December 17, are available on the company’s website at investors.fedex.com.  A replay of the conference call webcast will be posted on our website following the call.

The Investor Relations page of our website, investors.fedex.com, contains a significant amount of information about FedEx, including our Securities and Exchange Commission (SEC) filings and financial and other information for investors.  The information that we post on our Investor Relations website could be deemed to be material information.  We encourage investors, the media and others interested in the company to visit this website from time to time, as information is updated and new information is posted.

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Certain statements in this press release may be considered forward-looking statements, such as statements relating to management’s views with respect to future events and financial performance and underlying assumptions. Forward-looking statements include those preceded by, followed by or that include the words “will,” “may,” “could,” “would,” “should,” “believes,” “expects,” “anticipates,” “plans,” “estimates,” “targets,” “projects,” “intends” or similar expressions.  Such forward-looking statements are subject to risks, uncertainties and other factors which could cause actual results to differ materially from historical experience or from future results expressed or implied by such forward-looking statements. Potential risks and uncertainties include, but are not limited to, the negative impacts of the COVID-19 pandemic; economic conditions in the global markets in which we operate; anti-trade measures and additional changes in international trade policies and relations; a significant data breach or other disruption to our technology infrastructure; our ability to successfully integrate the businesses and operations of FedEx Express and TNT Express in the expected time frame and at the expected cost and to achieve the expected benefits from the combined businesses; our ability to continue to transform and optimize the FedEx Express international business, particularly in Europe; our ability to successfully implement our business strategy, effectively respond to changes in market dynamics and achieve the anticipated benefits and associated cost savings of such strategies and actions; damage to our reputation or loss of brand equity; the impact of the United Kingdom’s withdrawal from the European Union and the terms of their future trading relationship beyond December 31, 2020; the timeline for recovery of passenger airline air cargo capacity; changes in fuel prices or currency exchange rates; our ability to match capacity to shifting volume levels; the impact of intense competition; evolving or new U.S. domestic or international government regulation or regulatory actions; future guidance, regulations, interpretations, challenges or judicial decisions related to our tax positions; our ability to successfully complete the acquisition of ShopRunner, Inc.; our ability to effectively operate, integrate, leverage and grow acquired businesses; legal challenges or changes related to service providers engaged by FedEx Ground and the drivers providing services on their behalf; an increase in self-insurance accruals and expenses; disruptions or modifications in service by, or changes in the business or financial soundness of, the U.S. Postal Service; the impact of any international conflicts or terrorist activities; our ability to quickly and effectively restore operations following adverse weather or a localized disaster or disturbance in a key geography; and other factors which can be found in FedEx Corp.’s and its subsidiaries’ press releases and FedEx Corp.’s filings with the SEC. Any forward-looking statement speaks only as of the date on which it is made. We do not undertake or assume any obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Media Contact:  Jenny Robertson 901-434-4829

Investor Contact:  Mickey Foster 901-818-7468

Home Page:  fedex.com

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RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES

TO GAAP FINANCIAL MEASURES

Second Quarter Fiscal 2021 and Fiscal 2020 Results

The company reports its financial results in accordance with accounting principles generally accepted in the United States (“GAAP” or “reported”). We have supplemented the reporting of our financial information determined in accordance with GAAP with certain non-GAAP (or “adjusted”) financial measures, including our adjusted second quarter fiscal 2021 and 2020 consolidated operating income and margin, net income and diluted earnings per share, and adjusted second quarter fiscal 2021 and 2020 FedEx Express segment operating income and margin. These financial measures have been adjusted to exclude the impact of the following items (as applicable):

•	The second quarter fiscal 2021 mark-to-market (MTM) TNT Express retirement plan accounting adjustment;
•	TNT Express integration expenses incurred in fiscal 2021 and 2020; and
•	Fiscal 2020 aircraft impairment charges.

The MTM TNT Express retirement plan accounting adjustment and aircraft impairment charges are excluded from our second quarter fiscal 2021 and 2020 consolidated non-GAAP financial measures and FedEx Express segment non-GAAP financial measures, as applicable, because they are unrelated to our core operating performance and/or to assist investors with assessing trends in our underlying businesses.

We have incurred and expect to incur significant expenses through fiscal 2022 in connection with our integration of TNT Express. We have adjusted our second quarter fiscal 2021 and 2020 consolidated and FedEx Express segment financial measures to exclude TNT Express integration expenses because we generally would not incur such expenses as part of our continuing operations. The integration expenses are predominantly incremental costs directly associated with the integration of TNT Express, including professional and legal fees, salaries and employee benefits, travel and advertising expenses. Internal salaries and employee benefits are included only to the extent the individuals are assigned full-time to integration activities.

We believe these adjusted financial measures facilitate analysis and comparisons of our ongoing business operations because they exclude items that may not be indicative of, or are unrelated to, the company’s and our business segments’ core operating performance, and may assist investors with comparisons to prior periods and assessing trends in our underlying businesses. These adjustments are consistent with how management views our businesses. Management uses these non-GAAP financial measures in making financial, operating and planning decisions and evaluating the company’s and each business segment’s ongoing performance.

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Our non-GAAP financial measures are intended to supplement and should be read together with, and are not an alternative or substitute for, and should not be considered superior to, our reported financial results. Accordingly, users of our financial statements should not place undue reliance on these non-GAAP financial measures. Because non-GAAP financial measures are not standardized, it may not be possible to compare these financial measures with other companies’ non-GAAP financial measures having the same or similar names. As required by Securities and Exchange Commission rules, the tables below present a reconciliation of our presented non-GAAP financial measures to the most directly comparable GAAP measures.

Second Quarter Fiscal 2021

FedEx Corporation

	Operating		Income	Net	Diluted Earnings
Dollars in millions, except EPS	Income	Margin[1]	Taxes[2]	Income[3]	Per Share
GAAP measure	$1,465	7.1%	$180	$1,226	$4.55
Mark-to-market TNT Express retirement plan accounting adjustment[4]	—	—	11	41	0.15
TNT Express integration expenses[5]	48	0.2%	12	36	0.13
Non-GAAP measure	$1,513	7.4%	$203	$1,303	$4.83

FedEx Express Segment

	Operating
Dollars in millions	Income	Margin
GAAP measure	$900	8.7%
TNT Express integration expenses	43	0.4%
Non-GAAP measure	$943	9.1%

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Second Quarter Fiscal 2020

FedEx Corporation

	Operating		Income	Net	Diluted Earnings
Dollars in millions, except EPS	Income	Margin[1]	Taxes[2]	Income[3]	Per Share
GAAP measure	$554	3.2%	$12	$560	$2.13
TNT Express integration expenses[5]	64	0.4%	14	50	0.19
Aircraft impairment charges	66	0.4%	16	50	0.19
Non-GAAP measure	$684	3.9%	$42	$660	$2.51

FedEx Express Segment

	Operating
Dollars in millions	Income	Margin[1]
GAAP measure	$236	2.6%
TNT Express integration expenses	49	0.5%
Aircraft impairment charges	66	0.7%
Non-GAAP measure	$351	3.9%

Notes:

1 –	Does not sum to total due to rounding.
2 –	Income taxes are based on the company’s approximate statutory tax rates applicable to each transaction.
3 –	Effect of “total other (expense) income” on net income amount not shown.
4 –	The MTM TNT Express retirement plan accounting adjustment reflects a noncash loss associated with amending a TNT Express European pension plan to harmonize retirement benefits.
5 –	These expenses were recognized at FedEx Corporate and FedEx Express.

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FEDEX CORP. FINANCIAL HIGHLIGHTS

Second Quarter Fiscal 2021

(In millions, except earnings per share)

(Unaudited)

	Three Months Ended November 30,			Six Months Ended November 30,
	2020	2019	%	2020	2019	%
Revenue:
FedEx Express segment	$10,368	$9,084	14%	$20,015	$18,029	11%
FedEx Ground segment	7,344	5,315	38%	14,384	10,494	37%
FedEx Freight segment	1,936	1,844	5%	3,762	3,749	—
FedEx Services segment	8	5	60%	16	9	78%
Other and eliminations	907	1,076	(16%)	1,707	2,091	(18%)
Total Revenue	20,563	17,324	19%	39,884	34,372	16%
Operating Expenses:
Salaries and employee benefits	7,443	6,235	19%	14,295	12,322	16%
Purchased transportation	5,407	4,328	25%	10,384	8,356	24%
Rentals	1,006	924	9%	1,942	1,844	5%
Depreciation and amortization	936	901	4%	1,862	1,780	5%
Fuel	625	890	(30%)	1,190	1,760	(32%)
Maintenance and repairs	815	774	5%	1,621	1,542	5%
Asset impairment charges	—	66	NM	—	66	NM
Other	2,866	2,652	8%	5,535	5,171	7%
Total Operating Expenses	19,098	16,770	14%	36,829	32,841	12%
Operating Income (Loss):
FedEx Express segment	900	236	281%	1,610	521	209%
FedEx Ground segment	552	342	61%	1,386	986	41%
FedEx Freight segment	252	141	79%	526	335	57%
Corporate, eliminations and other[1]	(239)	(165)	45%	(467)	(311)	50%
Total Operating Income	1,465	554	164%	3,055	1,531	100%
Other (Expense) Income:
Interest, net	(184)	(151)	22%	(368)	(288)	28%
Other retirement plans income	150	168	(11%)	351	336	4%
Other, net	(25)	1	NM	(26)	(11)	NM
Total Other (Expense) Income	(59)	18	NM	(43)	37	NM
Income Before Income Taxes	1,406	572	146%	3,012	1,568	92%
Provision for Income Taxes	180	12	NM	541	263	NM
Net Income	$1,226	$560	119%	$2,471	$1,305	89%
Diluted Earnings Per Share	$4.55	$2.13	114%	$9.26	$4.97	86%
Weighted Average Common and
Common Equivalent Shares	269	262	3%	266	262	2%
Capital Expenditures	$1,402	$1,848	(24%)	$2,826	$3,266	(13%)

1 – Includes the FedEx Logistics and FedEx Office operating segments.

FEDEX CORP. CONDENSED CONSOLIDATED BALANCE SHEETS

Second Quarter Fiscal 2021

(In millions)

	November 30, 2020
	(Unaudited)	May 31, 2020
ASSETS
Current Assets
Cash and cash equivalents	$8,339	$4,881
Receivables, less allowances	11,417	10,102
Spare parts, supplies and fuel, less allowances	587	572
Prepaid expenses and other	922	828
Total current assets	21,265	16,383
Property and Equipment, at Cost	67,514	65,024
Less accumulated depreciation and amortization	32,904	31,416
Net property and equipment	34,610	33,608
Other Long-Term Assets
Operating lease right-of-use assets, net	14,845	13,917
Goodwill	6,702	6,372
Other assets	3,734	3,257
Total other long-term assets	25,281	23,546
	$81,156	$73,537
LIABILITIES AND COMMON STOCKHOLDERS' INVESTMENT
Current Liabilities
Current portion of long-term debt	$97	$51
Accrued salaries and employee benefits	2,159	1,569
Accounts payable	3,733	3,269
Operating lease liabilities	2,123	1,923
Accrued expenses	4,003	3,532
Total current liabilities	12,115	10,344
Long-Term Debt, Less Current Portion	23,221	21,952
Other Long-Term Liabilities
Deferred income taxes	3,471	3,162
Pension, postretirement healthcare and other benefit obligations	5,088	5,019
Self-insurance accruals	2,250	2,104
Operating lease liabilities	13,009	12,195
Other liabilities	963	466
Total other long-term liabilities	24,781	22,946
Commitments and Contingencies
Common Stockholders' Investment
Common stock, $0.10 par value, 800 million shares authorized	32	32
Additional paid-in capital	3,400	3,356
Retained earnings	27,208	25,216
Accumulated other comprehensive loss	(898)	(1,147)
Treasury stock, at cost	(8,703)	(9,162)
Total common stockholders' investment	21,039	18,295
	$81,156	$73,537

FEDEX CORP. CONDENSED CONSOLIDATED

STATEMENTS OF CASH FLOWS

Second Quarter Fiscal 2021

(In millions)

(Unaudited)

	Six Months Ended November 30,
	2020	2019
Operating Activities:
Net income	$2,471	$1,305
Noncash charges:
Depreciation and amortization	1,862	1,780
Other, net	1,946	1,542
Changes in operating assets and liabilities, net	(1,049)	(2,553)
Net cash provided by operating activities	5,230	2,074
Investing Activities:
Capital expenditures	(2,826)	(3,266)
Proceeds from asset dispositions and other	14	4
Net cash used in investing activities	(2,812)	(3,262)
Financing Activities:
Proceeds from short-term borrowings, net	—	150
Principal payments on debt	(75)	(1,021)
Proceeds from debt issuances	970	2,093
Proceeds from stock issuances	431	26
Dividends paid	(341)	(339)
Purchase of treasury stock	—	(3)
Other, net	(12)	(5)
Cash provided by financing activities	973	901
Effect of exchange rate changes on cash	67	(1)
Net increase (decrease) in cash and cash equivalents	3,458	(288)
Cash and cash equivalents at beginning of period	4,881	2,319
Cash and cash equivalents at end of period	$8,339	$2,031

FEDEX EXPRESS SEGMENT FINANCIAL HIGHLIGHTS

Second Quarter Fiscal 2021

(Dollars in millions)

(Unaudited)

	Three Months Ended November 30,			Six Months Ended November 30,
	2020	2019	%	2020	2019	%
Revenue:
Package Revenue:
U.S. Overnight Box	$2,012	$1,864	8%	$3,873	$3,730	4%
U.S. Overnight Envelope	435	457	(5%)	861	936	(8%)
Total U.S. Overnight	2,447	2,321	5%	4,734	4,666	1%
U.S. Deferred	1,204	980	23%	2,300	1,936	19%
Total U.S. Package Revenue	3,651	3,301	11%	7,034	6,602	7%
International Priority	2,510	1,817	38%	4,827	3,634	33%
International Economy	658	873	(25%)	1,274	1,728	(26%)
Total International Export Package	3,168	2,690	18%	6,101	5,362	14%
International Domestic[1]	1,206	1,165	4%	2,294	2,241	2%
Total Package Revenue	8,025	7,156	12%	15,429	14,205	9%
Freight Revenue:
U.S.	799	698	14%	1,632	1,393	17%
International Priority	737	473	56%	1,390	937	48%
International Economy	408	541	(25%)	779	1,057	(26%)
International Airfreight	65	70	(7%)	140	136	3%
Total Freight Revenue	2,009	1,782	13%	3,941	3,523	12%
Other Revenue[2]	334	146	129%	645	301	114%
Total Express Revenue	$10,368	$9,084	14%	$20,015	$18,029	11%
Operating Expenses:
Salaries and employee benefits	3,922	3,405	15%	7,664	6,777	13%
Purchased transportation	1,449	1,267	14%	2,753	2,499	10%
Rentals and landing fees	542	505	7%	1,046	1,018	3%
Depreciation and amortization	482	469	3%	959	931	3%
Fuel	529	754	(30%)	1,025	1,497	(32%)
Maintenance and repairs	542	514	5%	1,093	1,031	6%
Asset impairment charges	—	66	NM	—	66	NM
Intercompany charges	486	500	(3%)	947	969	(2%)
Other	1,516	1,368	11%	2,918	2,720	7%
Total Operating Expenses	9,468	8,848	7%	18,405	17,508	5%
Operating Income	$900	$236	281%	$1,610	$521	209%
Operating Margin	8.7%	2.6%	6.1 pts	8.0%	2.9%	5.1 pts

1 – International Domestic revenue relates to international intra-country operations.

2 – Includes the operations of FedEx Custom Critical and FedEx Cross Border for the periods ended November 30, 2020.

FEDEX EXPRESS SEGMENT OPERATING HIGHLIGHTS

Second Quarter Fiscal 2021

(Unaudited)

	Three Months Ended November 30,			Six Months Ended November 30,
	2020	2019	%	2020	2019	%
PACKAGE STATISTICS
Average Daily Package Volume (000s):
U.S. Overnight Box	1,453	1,244	17%	1,369	1,231	11%
U.S. Overnight Envelope	512	547	(6%)	497	554	(10%)
Total U.S. Overnight Package	1,965	1,791	10%	1,866	1,785	5%
U.S. Deferred	1,339	1,012	32%	1,272	994	28%
Total U.S. Domestic Package	3,304	2,803	18%	3,138	2,779	13%
International Priority	748	565	32%	722	548	32%
International Economy	296	315	(6%)	277	304	(9%)
Total International Export Package	1,044	880	19%	999	852	17%
International Domestic[1]	2,635	2,669	(1%)	2,464	2,509	(2%)
Total Average Daily Packages	6,983	6,352	10%	6,601	6,140	8%
Yield (Revenue Per Package):
U.S. Overnight Box	$21.98	$23.78	(8%)	$22.10	$23.86	(7%)
U.S. Overnight Envelope	13.50	13.26	2%	13.53	13.29	2%
U.S. Overnight Composite	19.77	20.57	(4%)	19.82	20.58	(4%)
U.S. Deferred	14.27	15.39	(7%)	14.12	15.34	(8%)
U.S. Domestic Composite	17.54	18.70	(6%)	17.51	18.71	(6%)
International Priority	53.26	51.03	4%	52.24	52.25	—
International Economy	35.29	43.94	(20%)	35.84	44.71	(20%)
Total International Export Composite	48.17	48.49	(1%)	47.69	49.55	(4%)
International Domestic[1]	7.27	6.92	5%	7.27	7.03	3%
Composite Package Yield	$18.24	$17.88	2%	$18.26	$18.21	—
FREIGHT STATISTICS
Average Daily Freight Pounds (000s):
U.S.	9,511	8,364	14%	9,175	8,188	12%
International Priority	6,234	5,230	19%	5,862	5,010	17%
International Economy	13,560	15,241	(11%)	12,581	14,473	(13%)
International Airfreight	1,605	1,726	(7%)	1,590	1,640	(3%)
Total Avg Daily Freight Pounds	30,910	30,561	1%	29,208	29,311	—
Revenue Per Freight Pound:
U.S.	$1.33	$1.32	1%	$1.39	$1.34	4%
International Priority	1.88	1.43	31%	1.85	1.47	26%
International Economy	0.48	0.56	(14%)	0.48	0.57	(16%)
International Airfreight	0.64	0.65	(2%)	0.69	0.65	6%
Composite Freight Yield	$1.03	$0.93	11%	$1.05	$0.95	11%
Operating Weekdays	63	63	—	128	127	1%

1 – International Domestic revenue relates to international intra-country operations.

FEDEX GROUND SEGMENT FINANCIAL AND OPERATING HIGHLIGHTS

Second Quarter Fiscal 2021

(Dollars in millions)

(Unaudited)

	Three Months Ended November 30,			Six Months Ended November 30,
	2020	2019	%	2020	2019	%
FINANCIAL HIGHLIGHTS
Revenue	$7,344	$5,315	38%	$14,384	$10,494	37%
Operating Expenses:
Salaries and employee benefits	1,557	971	60%	2,831	1,842	54%
Purchased transportation	3,488	2,561	36%	6,779	4,864	39%
Rentals	289	249	16%	553	488	13%
Depreciation and amortization	205	195	5%	409	388	5%
Fuel	5	4	25%	9	7	29%
Maintenance and repairs	124	98	27%	231	185	25%
Intercompany charges	446	394	13%	878	769	14%
Other	678	501	35%	1,308	965	36%
Total Operating Expenses	6,792	4,973	37%	12,998	9,508	37%
Operating Income	$552	$342	61%	$1,386	$986	41%
Operating Margin	7.5%	6.4%	1.1 pts	9.6%	9.4%	0.2 pts

OPERATING STATISTICS
Operating Weekdays	63	63	—	128	127	1%
Average Daily Package Volume (000s)	12,315	9,556	29%	11,931	9,192	30%
Yield (Revenue Per Package)	$9.42	$8.80	7%	$9.38	$8.96	5%

FEDEX FREIGHT SEGMENT FINANCIAL AND OPERATING HIGHLIGHTS

Second Quarter Fiscal 2021

(Dollars in millions)

(Unaudited)

	Three Months Ended November 30,			Six Months Ended November 30,
	2020	2019	%	2020	2019	%
FINANCIAL HIGHLIGHTS
Revenue	$1,936	$1,844	5%	$3,762	$3,749	—
Operating Expenses:
Salaries and employee benefits	915	900	2%	1,773	1,819	(3%)
Purchased transportation	209	187	12%	379	374	1%
Rentals	59	52	13%	115	104	11%
Depreciation and amortization	105	97	8%	211	191	10%
Fuel	90	132	(32%)	155	255	(39%)
Maintenance and repairs	57	68	(16%)	110	133	(17%)
Intercompany charges	122	130	(6%)	241	256	(6%)
Other	127	137	(7%)	252	282	(11%)
Total Operating Expenses	1,684	1,703	(1%)	3,236	3,414	(5%)
Operating Income	$252	$141	79%	$526	$335	57%
Operating Margin	13.0%	7.6%	5.4 pts	14.0%	8.9%	5.1 pts

OPERATING STATISTICS
Operating Weekdays	62	62	—	127	126	1%
Average Daily Shipments (000s):
Priority	78.1	77.4	1%	74.6	78.0	(4%)
Economy	32.9	32.6	1%	31.5	32.7	(4%)
Total Average Daily Shipments	111.0	110.0	1%	106.1	110.7	(4%)
Weight Per Shipment (lbs):
Priority	1,106	1,139	(3%)	1,101	1,147	(4%)
Economy	1,015	983	3%	1,006	971	4%
Composite Weight Per Shipment	1,079	1,092	(1%)	1,073	1,095	(2%)
Revenue/Shipment:
Priority	$264.05	$258.90	2%	$262.02	$257.14	2%
Economy	313.35	295.29	6%	308.15	295.53	4%
Composite Revenue/Shipment	$278.66	$270.38	3%	$275.71	$268.83	3%
Revenue/CWT:
Priority	$23.86	$22.74	5%	$23.79	$22.41	6%
Economy	30.88	30.05	3%	30.62	30.43	1%
Composite Revenue/CWT	$25.82	$24.75	4%	$25.69	$24.54	5%